UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2006

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On March 16, 2006, SVB Financial Group announced that it had filed with the Securities and Exchange Commission a notice of late filing on Form 12b-25 pursuant to which it reported that its Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) could not be filed within the prescribed time period without unreasonable effort or expense and that the Form 10-K will be filed on or before the fifteenth calendar day following the prescribed due date.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of March 16, 2006, announcing update of Form 10-K filing for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 16, 2006	SVB FINANCIAL GROUP

		By:	/s/ Jack Jenkins-Stark
		Name:	Jack Jenkins-Stark
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated as of March 16, 2006, announcing update of Form 10-K filing for year ended December 31, 2005.